Exhibit 99.1

Sprinklr Announces Leadership Changes and Board Appointment;

Affirms Guidance for Q4 and Full Year FY 2022

News Summary:

•	Manish Sarin joins as CFO to position Sprinklr for the next chapter of scale, growth, and efficiency.

•	Eileen Schloss joins the Board of Directors to further Sprinklr’s commitment to its culture and employees.

•	CFO Chris Lynch to support CFO transition before departing; COO Vivek Kundra to depart.

•	Sprinklr reiterates financial guidance for the fourth quarter fiscal 2022 and full year fiscal 2022.

NEW YORK, NY — January 13, 2021 – Sprinklr (NYSE: CXM), the unified customer experience management (Unified-CXM) platform for modern enterprises, today announced several leadership changes, an appointment to its board of directors, and reiterated financial guidance.

Manish Sarin will join Sprinklr as Chief Financial Officer on January 24, 2022, reporting to Sprinklr Founder, Chairman and CEO, Ragy Thomas.

Manish has more than 20 years’ experience scaling high-growth technology companies. He will help position Sprinklr for the next chapter of scale, growth, and efficiency. Prior to joining Sprinklr, Manish was the Chief Financial Officer of Exabeam, Inc. from October 2018 to November 2021. Prior to that, he served as the Executive Vice President of Finance at Proofpoint, Inc. from October 2012 to September 2018. And prior to Proofpoint, he advised technology companies on corporate finance matters while serving at Merrill Lynch and J.P. Morgan.

Eileen Schloss has been appointed to Sprinklr’s Board of Directors, effective January 13, 2022.

With more than 30 years’ experience, Eileen has led HR for publicly-traded software companies like Medidata and Rovi, as well as Apple. She is a transformational leader with extensive experience with acquisitions, divestitures, change initiatives, and compensation decisions. She is currently on the Boards of Directors of Alteryx (NYSE: AYX) and CCC Intelligent Solutions (NYSE: CCCS) and a Human Capital Operations Advisor to Advent International Corporation, one of the world’s largest private equity investors.

For more information about Sprinklr’s Board of Directors, please visit here.

“I am very excited to have two exceptional global leaders join us to support our next level of growth as a public company. Manish has an excellent track record scaling high-growth technology companies, and his financial rigor and experience managing shareholder relationships will be an amazing addition in positioning us for long-term durable growth. And Eileen’s public company experience in HR advising CEOs and boards will help guide us as we continue to grow our culture so our people can thrive and contribute to building the world’s most loved software company,” said Thomas.

Manish succeeds Chris Lynch, who will transition from the CFO role into an advisory role, effective January 24, 2022. Chris will then transition to a consulting role beginning on August 1, 2022 and continue through the end of FY23 to ensure a seamless and smooth transition before leaving to pursue other opportunities. Vivek Kundra, Chief Operating Officer, will leave Sprinklr to pursue a new opportunity effective February 12, 2022.

“Chris and Vivek have had an immeasurable impact on Sprinklr’s success over the last nine and four years, respectively. They joined to help us grow, scale and prepare Sprinklr for life as a public company. They helped us achieve that and so much more. Their contributions and friendship are cherished and we wish them well,” said Thomas.

Sprinklr reiterates its financial guidance for the fourth quarter fiscal 2022 and full year fiscal 2022, as provided in a press release issued on December 9, 2021.

About Sprinklr

Sprinklr is a leading enterprise software company for all customer-facing functions. With advanced AI, Sprinklr’s unified customer experience management (Unified-CXM) platform helps companies deliver human experiences to every customer, every time, across any modern channel. Headquartered in New York City with employees around the world, Sprinklr works with more than 1,000 of the world’s most valuable enterprises — global brands like Microsoft, P&G, Samsung and more than 50% of the Fortune 100.

Forward-Looking Statements

This press release contains express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact that the recent changes to our leadership team and board of directors will have on the growth of our business; and our financial outlook for the fourth quarter and full year fiscal 2022. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the statements, including: our rapid growth may not be indicative of our future growth; our revenue growth rate has fluctuated in prior periods; our ability to achieve or maintain profitability; we derive the substantial majority of our revenue from subscriptions to our Unified-CXM platform; our ability to manage our growth and organizational change; the market for Unified-CXM solutions is new and rapidly evolving; our ability to attract new customers in a manner that is cost-effective and assures customer success; our ability to attract and retain customers to use our products; our ability to drive customer subscription renewals and expand our sales to existing customers; our ability to effectively develop platform enhancements, introduce new products or keep pace with technological developments; the market in which we participate is new and rapidly evolving; our ability to compete effectively; our business and growth depend in part on the success of our strategic relationships with third parties; our ability to develop and maintain successful relationships with partners who provide access to data that enhances our Unified-CXM platform’s artificial intelligence capabilities; the majority of our customer base consists of large enterprises, and we currently generate a significant portion of our revenue from a relatively small number of enterprises; our investments in research and development; our ability to expand our sales and marketing capabilities; our sales cycle with enterprise and international clients can be long and unpredictable; our business and results of operations may be materially adversely affected by the ongoing COVID-19 pandemic or other similar outbreaks; certain of our results of operations and financial metrics may be difficult to predict; our ability to maintain data privacy and data security; we rely on third-party data centers and cloud computing providers; the sufficiency of our cash and cash equivalents to meet our liquidity needs; our ability to comply with modified or new laws and regulations applying to our business; our ability to successfully enter into new markets and manage our international expansion; the attraction and retention of qualified employees and key personnel; our ability to effectively manage our growth and future expenses and maintain our corporate culture; our ability to maintain, protect, and enhance our intellectual property rights; and our ability to successfully defend litigation brought against us. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are or will be discussed in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on December 10, 2021, under the caption “Risk Factors”, and in other filings that we make from time to time with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprinklr at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Sprinklr assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Media & Press Contact:

PR@sprinklr.com

Investor Relations Contact:

IR@sprinklr.com

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